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                                                                   Exhibit 10.1

                           HIGHWOODS PROPERTIES, INC.
                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN: DEFINITIONS

     The name of the plan is the Highwoods Properties, Inc. Amended and Restated 1994 Stock Option Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees and directors of Highwoods Properties, Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

     "Act" means the Securities Exchange Act of 1934, as amended.

     "Award" or "Awards", except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Phantom Stock and Restricted Stock Awards.

     "Board" means the Board of Directors of the Company.

     "Cause" means and shall be limited to a vote of the Board resolving that the participant should be dismissed as a result of (i) any material breach by the participant of any agreement to which the participant and the Company are parties, (ii) any act (other than retirement) or omission to act by the participant which may have a material and adverse effect on the business of the Company or any Subsidiary or on the participant's ability to perform services for the Company or any Subsidiary, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (iii) any material misconduct or neglect of duties by the participant in connection with the business or affairs of the Company or any Subsidiary.

     "Change Of Control" is defined in Section 13.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     "Committee" means the Board or any Committee of the Board referred to in
Section 2.

     "Disability" means disability as set forth in Section 22(e)(3) of the Code.

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     "Effective Date" means the date on which the Plan is approved by the stockholders as set forth in Section 15.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the related rules, regulations and interpretations.

     "Fair Market Value" on any given date means the last reported sale price at which the Shares are traded on such date or, if no Shares are traded on such date, the most recent date on which the Shares were traded, as reflected on the New York Stock Exchange or, if applicable, any other national stock exchange on which the Shares are traded.

     "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

     "Independent Director" means a member of the Board who is not also an employee of the Company or any Subsidiary. A director emeritus shall not be considered as an active Board member for purposes of this definition.

     "Meeting Fees" means the fees paid by the Company to each Independent Director as compensation for attending meetings of the Board or any committee of the Board.

     "Non-Employee Director" means a director who qualifies as such under Rule 16b-3(b)(3) promulgated under the Act or any successor definition under the Act.

     "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     "Option" or "Stock Option" means any option to purchase Shares granted pursuant to Section 5.

     "Phantom Stock" means Awards granted pursuant to Section 8.

     "Restricted Stock Award" means Awards granted pursuant to Section 5(c) or
Section 7.

     "Restricted Shares" means Shares subject to restrictions as provided in
Section 7 and the subject of a Restricted Stock Award.

     "Retainer Fee" means any annual fees paid by the Company to each Independent Director, including fees paid for service on a committee of the Board.

     "Share" means one or more, respectively, of the Company's shares of common stock, par value $.01 per share, subject to adjustments pursuant to Section 3.

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     "Stock Appreciation Rights" ("SARS") means Awards granted pursuant to
Section 6.

     "Subsidiary" means Highwoods Services, Inc. and any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company, if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

SECTION 2. ADMINISTRATION OF PLAN: COMMITTEE AUTHORITY TO SELECT PARTICIPANTS
           AND DETERMINE AWARDS

     (a) Committee. Except as set forth in Section 2(c), the Plan shall be administered by the executive compensation committee of the Board, or any other committee of not less than two Non-Employee Directors performing similar functions, as appointed by the Board from time to time. Only Non-Employee Directors may vote with respect to transactions involving an award or other acquisition from the Company.

     (b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

          (i) to select participants to whom Awards may be granted from time to time;

          (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Phantom Stock, and Restricted Stock Awards, or any combination of the foregoing, granted to any one or more participants;

          (iii)  to determine the number of Shares to be covered by any Award;

          (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

          (v) to accelerate the exercisability or vesting of all or any portion of any Award;

          (vi) subject to the provisions of Section 5(a)(iii), to extend the period in which Stock Options may be exercised;

          (vii) to determine whether, to what extent, and under what circumstances Shares and other amounts payable with respect to an Award shall be deferred either automatically

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or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

          (viii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Awards (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

SECTION 3. SHARES AVAILABLE UNDER THE PLAN; MERGERS; SUBSTITUTIONS

     (a) Shares Issuable. The maximum number of Shares reserved and available for issuance under the Plan shall be 6,000,000 Shares of which not more than 600,000 Shares may be Restricted Shares granted as provided in Section 5(c) or
Section 7 hereof. For purposes of this limitation, the Shares underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Shares or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan so long as the participants to whom such Awards had been previously granted received no benefits of ownership of the underlying Shares to which the Award related. Subject to such overall limitation, Shares may be issued up to such maximum number pursuant to any type or types of Award, including Incentive Stock Options. Shares issued under the Plan may be authorized but unissued Shares or Shares reacquired by the Company.

     (b) Stock Dividends, Mergers, Etc. In the event of a stock dividend, stock split or similar change in capitalization affecting the Shares, the Committee shall make appropriate adjustments in (i) the number and kind of stock or securities on which Awards may thereafter be granted, (ii) the number and kind of stock or securities remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such stock or securities. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of Shares reserved for issuance under the Plan and the number and purchase price (if any) of Shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances).

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     (c)  Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4. ELIGIBILITY

     Participants in the Plan will be such directors, full or part-time officers and other employees of the Company and its Subsidiaries who are responsible for or contribute to the management, growth, or profitability of the Company and its Subsidiaries and who are selected from time to time by the Committee, in its sole discretion.

SECTION 5. STOCK OPTIONS

     Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

     No Incentive Stock Option shall be granted under the Plan after June 16, 2004.

     (a) Stock Options Granted to Employees. The Committee in its discretion may grant Stock Options to employees of the Company or any Subsidiary. Stock Options granted to employees pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (i) Exercise Price. The exercise price per share for the Shares covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant but shall not be less than 100% of Fair Market Value on the date of grant. Notwithstanding the foregoing, with respect to Non-Qualified Stock Options which are granted in lieu of cash bonus, the exercise price per share shall not be less than 50% of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall not be less than 110% of Fair Market Value on the grant date.

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          (ii)  Option Term. The term of each Stock Option shall be fixed by the
Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

          (iii) Exercisability; Rights of a Stockholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to Shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

          (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods or by such other method as the Committee may allow:

                (A) In cash, by certified or bank check or other instrument acceptable to the Committee;

                (B) In the form of Shares that are not then subject to restrictions under any Company plan and that have been held by the optionee for at least six months, if permitted by the Committee in its discretion. Such surrendered Shares shall be valued at Fair Market Value on the exercise date; or

                (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. Payment instruments will be received subject to collection.

The delivery of certificates representing the Shares to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such Shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions or laws.

          (v) Non-Transferability of Options. No Stock Option shall be transferable by

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the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

          (vi) Termination By Reason of Death. If any optionee's employment by the Company and its Subsidiaries terminates by reason of death, the Stock Option may thereafter be exercised, to the extent exercisable at the date of death, by the legal representative or legatee of the optionee, for a period of six months (or such longer periods as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

          (vii)  Termination By Reason of Disability.

                 (A) Any Stock Option held by an optionee whose employment by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of six months (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

                 (B) The Committee shall have sole authority and discretion to determine whether a participant's employment has been terminated by reason of Disability.

                 (C) Except as otherwise provided by the Committee at the time of grant the death of an optionee during a period provided in this Section 5(a)(vii) for the exercise of a Non-Qualified Stock Option, shall extend such period of six months from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

          (viii) Termination for Cause. If any optionee's employment by the Company and its Subsidiaries has been terminated for Cause, any Stock Option held by such optionee shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Stock Option can be exercised for a period of up to 30 days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

          (ix) Other Termination. Unless otherwise determined by the Committee, if an optionee's employment by the Company and its Subsidiaries terminate for any reason other than death, Disability, or for Cause, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of employment for three months (or such longer period as the Committee shall specify at any time) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

          (x) Annual Limit On Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Subsidiaries become

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exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

          (xi) Form of Settlement. Shares issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

     (b) Reload Options. At the discretion of the Committee, Options granted under Section 5(a) may include a so-called "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of Shares in accordance with Section 5(a)(iv)(B) hereof would automatically be granted additional Options (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of Shares equal to the number delivered to exercise the original Option.

     (c)  Restricted Shares and Stock Options Granted to Independent Directors.

          (i) Automatic Grant of Options. Each Independent Director shall automatically be granted a Non-Qualified Stock Option to purchase 10,000 Shares upon assuming his or her position on the Board. The exercise price per Share for the Shares covered by a Stock Option granted pursuant to this Section 5(c)(i) shall be equal to, (x) as to each Independent Director serving on the Board on the date of the initial public offering, the initial public offering price and,
(y) as to each Independent Director elected to serve on the Board subsequent to the initial public offering, the Fair Market Value of a single Share on the date the Stock Option is granted.

          (ii) Discretionary Grant of Restricted Shares or Options. Commencing January 1, 1996, the Committee in its discretion may grant Restricted Shares (subject to the provisions of Section 7 hereof) or Non-Qualified Stock Options in addition to those Non-Qualified Stock Options automatically awarded pursuant to Section 5(c)(i). The exercise price per Share for the Shares covered by a Stock Option granted pursuant to this Section 5(c)(ii) shall not be less than the Fair Market Value of a single Share on the date the Stock Option is granted.

          (iii) Grant of Options or Restricted Shares in Lieu of Cash For Retainer Fee and Meeting Fees.

                (A) Each Independent Director may elect to defer 0%, 50% or 100% of his Retainer Fee and/or Meeting Fees for each calendar year (commencing calendar year 1997) for the application of that amount towards either the grant of Stock Options or Restricted Shares as set forth in Section 5(c)(iii)(B). On or before December 31 of the year preceding the calendar year for which the fees apply, each Independent Director shall make an irrevocable election in writing on a Notice of Election attached hereto as "Exhibit A", or such other form as may be approved by the Committee, to receive Stock Options or Restricted Shares in lieu of all or a designated percentage of his Retainer Fee and/or Meeting Fees.

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               (B)  The number of Stock Options issuable in accordance with this
Section 5(c)(iii) with respect to the elected portion of an Independent Director's Retainer Fee and the elected portion of an Independent Director's Meeting Fees will be equal to the amount of the deferred fees divided by 25% of the Fair Market Value of a Share on the date of the grant. The number of shares of Restricted Shares issuable in accordance with this Section 5(c)(iii) with respect to the elected portion of an Independent Director's Retainer Fee and the elected portion of an Independent Director's Meeting Fees will be equal to the amount of the deferred fees divided by 250% of the Fair Market Value of a Share on the date of the grant.

               (C)  Fractional Options or Shares shall not be granted under this
Section 5(c)(iii) and any remaining amount of elected Retainer Fees and Meeting Fees will be paid to each Independent Director in cash, on the date or dates Option or Restricted Stock Award grants are made in accordance with this Section 5(c)(iii).

               (D) The price at which a Share may be purchased under an Option granted pursuant to this Section 5(c) (iii) shall be equal to 75% of the Fair Market Value of a Share on the date of the grant.

          (iv) Exercise; Termination; Non-Transferability; Vesting.

               (A)  Except as provided in Section 13, no Option granted under
Section 5(c)(i) may be exercised before the first anniversary of the date upon which it was granted. The Shares subject to such Options granted under Section 5(c)(i) shall become exercisable in 25% increments on each anniversary of the date of grant beginning with the first such anniversary such that 100% of the Shares subject to an Option shall be exercisable on or after the fourth anniversary of the date of grant; provided, however, that the Independent Director who has received a grant under Section 5(c)(i) must be a member of the Board on any such anniversary date. The term and exercisability of each Option granted under Section 5(c)(ii) shall be fixed by the Committee. Options granted pursuant to Section 5(c)(iii) become exercisable six months from the date of grant; provided, however, that the Independent Director who has received a grant under Section 5(c)(iii) must be a member of the Board on such date. No Option issued under Section 5(c) shall be exercisable after the expiration of 10 years from the date such Option is granted.

               (B) The rights of an Independent Director in an Option granted under Section 5(c)(i) and 5(c)(ii) shall terminate six months after such director ceases to be a director of the Company or the specified expiration date, if earlier; provided, however, that if the Independent Director ceases to be a director for Cause, the rights shall terminate immediately on the date on which he ceases to be a director. The rights of an Independent Director in an Option granted under Section 5(c)(iii) shall terminate three years after such director ceases to be a director of the Company or the specified expiration date, if earlier; provided, however, that if and when an Independent Director becomes inactive or becomes a director emeritus, Options previously granted pursuant to Section 5(c)(iii) shall remain exercisable the same as if the

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inactive director or director emeritus was at all times an active Independent
Director.

               (C) No Stock Option granted under this Section 5(c) shall be transferable by the optionee otherwise than by Will or by the laws of descent and distribution, and such Options shall be exercisable, during the optionee's lifetime only by the optionee. Any Option granted to an Independent Director pursuant to Section 5(c)(i) and 5(c)(ii) and outstanding on the date of his death may be exercised by the legal representative or legatee of the optionee for a period of six months from the date of death or until the expiration of the stated term of the Option, if earlier. Any Option granted to an Independent Director pursuant to Section 5(c)(iii) and outstanding on the date of his death may be exercised by the legal representative or legatee of the optionee for a period of three years from the date of death or until the expiration of the stated term of the Option, if earlier.

               (D) Options granted under this Section 5(c) may be exercised only by written notice to the Company specifying the number of Shares to be purchased. Payment of the full purchase price of the Shares to be purchased may be made by one or more of the methods specified in Section 5(a)(iv). An optionee shall have the rights of a stockholder only as to Shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

               (E) Subject to the immediately following sentence, no Restricted Shares granted under Section 5(c)(iii) may be sold, assigned, transferred, pledged or otherwise encumbered or disposed of and in the event that the Independent Director is no longer a director (whether an Independent Director or not) of the Company for any reason (including death, retirement, Disability or for Cause), the Company shall have the right, at the discretion of the Committee, to require forfeiture to the Company of such Restricted Shares from the participant or the participant's legal representative, which right of forfeiture must be exercised not later than the 90th day following the date such person ceased to be a director. Notwithstanding the immediately foregoing sentence, the Restricted Shares granted under Section 5(c)(iii) shall vest, and shall no longer be subject to the Company's forfeiture right or the non-transferability restrictions in this Section 5(c)(iv)(E), six months after the date of grant, provided that the participant must be a member of the Board on such vesting date in order for vesting to occur. A recipient of Restricted Shares granted under Section 5(c)(iii) shall have all of the rights of a stockholder with respect to the Restricted Shares including voting and dividend rights, subject to the non-transferability restrictions and Company forfeiture rights described above in this Section 5(c)(iv)(E). Unless the Committee shall otherwise determine, certificates evidencing Restricted Shares issued pursuant to Section 5(c)(iii) shall remain in the possession of the Company until such Shares are vested as provided above. The vesting and other terms of Restricted Shares issued pursuant to Section 5(c)(ii) shall be fixed by the Committee and subject to and in accordance with Section 7.

          (v) Limited to Independent Directors. The provisions of this Section 5(c) shall apply only to Options and Restricted Shares granted or to be granted to Independent Directors, and shall not be deemed to modify, limit or otherwise apply to any other provision of this Plan or

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to any Option or Restricted Shares issued under this Plan to a participant who is not an Independent Director of the Company. To the extent inconsistent with the provisions of any other Section of this Plan, the provisions of this Section 5(c) shall govern the rights and obligations of the Company and Independent Directors respecting Options and Restricted Shares granted or to be granted to Independent Directors. The provisions of this Section 5(c) which affect the price, date of exercisability, vesting, option period or amount of Shares under an Option or with respect to Restricted Shares shall not be amended more than once in any six-month period, other than to comport with changes in the Code or ERISA.

SECTION 6. STOCK APPRECIATION RIGHTS

     The Committee may from time to time grant SARs unrelated to Options or related to Options or portions of Options granted to participants under the Plan. Each SAR shall be evidenced by a written instrument and shall be subject to such terms and conditions as the Committee may determine. Subject to such terms and conditions established by the Committee the participant may exercise an SAR or portion thereof, and thereupon shall be entitled to receive payment of an amount equal to the aggregate appreciation in value of the Shares as to which the SAR is awarded, as measured by the difference between the purchase price of such Shares and their Fair Market Value at the date of exercise. Such payments may be made in cash, in Shares valued at Fair Market Value as of the date of exercise, or in any combination thereof, as the Committee in its discretion shall determine.

SECTION 7. RESTRICTED STOCK AWARDS

     (a) Nature of Restricted Stock Award. The Committee may grant Restricted Stock Awards to any participant under the Plan. A Restricted Stock Award is an Award entitling the recipient to acquire, at no cost or for a purchase price determined by the Committee, Shares subject to such restrictions and conditions as the Committee may determine at the time of grant. Conditions may be based on continuing employment and/or achievement of pre-established performance goals and objectives.

     (b) Acceptance of Award. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within 60 days (or such shorter date as the Committee may specify) following the award date by making payment to the Company, if required, by certified or bank check or other instrument or form of payment acceptable to the Committee in an amount equal to the specified purchase price, if any, of the Shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions of the Restricted Shares in such form as the Committee shall determine.

     (c) Rights as a Stockholder. Upon complying with Section 7(b) above, a participant shall have all the rights of a stockholder with respect to the Restricted Shares including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or

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forfeiture rights described in this Section 7 and subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Shares shall remain in the possession of the Company until such Shares are vested as provided in Section 7(e) below.

     (d) Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Subsidiaries, or in the case of Independent Directors, an Independent Director ceases to be a director, for any reason (including death, retirement, Disability, or for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase at their original purchase price as established at Section 7(a) above Restricted Shares with respect to which conditions have not lapsed, or to require forfeiture of such Shares to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture not later than the 90th day following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

     (e) Vesting of Restricted Shares. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the Shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed "vested."

     (f) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Shares.

SECTION 8. PHANTOM STOCK

     The Committee may from time to time grant Phantom Stock Awards to any participant under the Plan. Each Phantom Stock Award shall be evidenced by a written instrument and shall be subject to such terms and conditions as the Committee may determine. Subject to such terms and conditions as may be established by the Committee, the participant may exercise a Phantom Stock Award or portion thereof, and thereupon shall be entitled to receive payment of an amount equal to the Fair Market Value at the date of exercise of the Shares as to which the Phantom Stock is awarded. Such payments may be made in cash, in Shares valued at Fair Market Value as of the date of exercise, or in any combination thereof, as the Committee in its discretion shall determine.

SECTION 9. TAX WITHHOLDING

     (a) Payment by Participant. Each participant shall, no later than the date as of which

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the value of an Award of any Shares or other amounts received thereunder first becomes includable in the gross income of the participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (b) Payment in Shares. A participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from the Shares to be issued pursuant to any Award a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company Shares owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. With respect to any participant who is subject to Section 17 of the Act, the following additional restrictions shall apply:

               (A) the election to satisfy tax withholding obligations relating to an Award in the manner permitted by this Section 9(b) shall be made either
(1) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of revenues of the Company and ending on the twelfth business day following such date, or (2) at least six months prior to the date as of which the receipt of such Award first becomes a taxable event for federal income tax purposes;

               (B)  such election shall be irrevocable;

               (C) such election shall be subject to the consent or disapproval of the Committee; and

               (D) the Shares withheld to satisfy tax withholding must pertain to an Award which has been outstanding for at least six months.

SECTION 10. TRANSFER, LEAVE OF ABSENCE, ETC.

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

     (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

     (b) an approved leave of absence for military service or sickness, or for any other purposes approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

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SECTION 11. AMENDMENTS AND TERMINATION

     The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award as if it were then initially granted under this Plan) for the purpose of satisfying changes in law without the holder's consent. To the extent required by the Code to ensure that Options granted hereunder qualify as Incentive Stock Options and to the extent required by the Act to ensure that Awards and Options granted under the Plan are exempt under Rule 16b-3 promulgated under the Act, Plan amendments shall be subject to approval by the Company's stockholders. Notwithstanding anything herein to the contrary, neither the Board nor the Committee may reduce the exercise or purchase price of any outstanding Award without stockholder approval.

SECTION 12. STATUS OF PLAN

     With respect to the portion of any Award which has not been exercised and any payments in cash, Shares or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Shares or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provisions of the foregoing sentence.

SECTION 13. CHANGE OF CONTROL PROVISIONS

     Upon the occurrence of a Change of Control as defined in this Section 13:

     (a) Each outstanding Stock Option shall automatically become fully exercisable notwithstanding any provision to the contrary herein.

     (b) Restrictions and conditions on Restricted Stock Awards shall automatically be deemed waived, and the recipients of such Awards shall become entitled to receipt of the Shares subject to such Awards unless the Committee shall otherwise expressly provide at the time of grant.

     (c) "Change of Control" shall mean the occurrence of any one of the following events:

          (i) any "person," as such term is used in Section 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, any trustee, fiduciary or other person or entity

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

holding securities under any employee benefit plan of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 40% or more of either (A) the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") or (B) the then outstanding Shares of the Company (in either such case other than as a result of acquisition of securities directly from the Company); or

          (ii) persons who, as of May 1, 1994, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to May 1, 1994 whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

          (iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company or any Subsidiary where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13D-3 under the Act), directly or indirectly, shares representing in the aggregate 50% of the voting shares of the corporation issuing cash securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by an party as a single plan) of all or substantially all of the assets of the Company or
(C) any plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of Shares or other Voting Securities outstanding, increases (x) the proportionate number of Shares beneficially owned by any person to 40% or more of the Shares then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 40% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional Shares or other Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

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

SECTION 14. GENERAL PROVISIONS

     (a) No Distribution: Compliance With Legal Requirements. The Committee may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof.

     No Shares shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Shares and Awards as it deems appropriate.

     (b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

     (c) Other Compensation Arrangements: No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 15. EFFECTIVE DATE OF PLAN

     This Plan shall become effective upon approval by the holders of a majority of the Shares of the Company present or represented and entitled to vote at a meeting of stockholders.

SECTION 16. GOVERNING LAW

     This Plan shall be governed by North Carolina law except to the extent such law is preempted by federal law.

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